Exhibit 10(k)(10)
AMENDMENT NO. 9
TO
ALLTEL CORPORATION PROFIT-SHARING PLAN
(January 1, 2002 Restatement)

WHEREAS, Alltel Corporation (the "Company") maintains the Alltel Corporation Profit-Sharing Plan, as amended and restated effective January 1, 2002, and as subsequently amended, (the "Plan"); and

WHEREAS, the Company desires further to amend the Plan;

NOW, THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the respects hereinafter set forth:

1.  Effective as of July 1, 2006, a new subsection (kk) is added to Appendix B of the Plan to provide as follows:

(kk)   For an Employee who was an employee of Amarillo Celltelco or related entity ("Cellular One of Amarillo") immediately prior to July 1, 2006, and became an
     Employee on July 1, 2006, the Employee's period or periods of employment with Cellular One of Amarillo.

2.  Effective as of July 1, 2006, a new subsection (kk) is added to Appendix C of the Plan to provide as follows:

(kk)  For an Employee who was an employee of Amarillo Celltelco or related entity ("Cellular One of Amarillo") immediately prior to July 1, 2006, and became an
     Employee on July 1, 2006, the Employee's period or periods of employment with Cellular One of Amarillo.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment No. 9 to the Alltel Corporation Profit-Sharing Plan (January 1, 2002 Restatement) to be executed on this 27th day of June, 2006.

ALLTEL CORPORATION

By: /s/ Scott T. Ford
Title: President and Chief Executive Officer